American Fidelity Assurance Company and American Fidelity Separate Account B (File No. 811-08187) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”).

Filer/Entity	American Funds Insurance Series® Fund/Portfolio Name: International Fund
File #:	811-03857
CIK#	0000729528
Accession:	0000051931-21-000725
Date of Filing:	08/31/2021

Filer/Entity:	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
File #:	811-07044
CIK#	0000890064
Accession #:	0000890064-21-000013
Date of Filing:	08/6/2021

Filer/Entity:	BNY Mellon Stock Index Fund, Inc.
File #:	811-05719
CIK #:	0000846800
Accession #:	0000846800-21-000010
Date of Filing:	08/6/2021

Filer/Entity:	BNY Mellon Variable Investment Fund Fund/Portfolio Name: Opportunistic Small Cap Portfolio
File #:	811-05125
CIK#	0000813383
Accession #:	0000813383-21-000014
Date of Filing:	08/9/2021

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:	811-05962
CIK #:	0000857490
Accession #:	0001104659-21-100340
Date of Filing:	08/27/2021

These annual reports are for the period ended June 30, 2021 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.